Loss per Share	6 Months Ended
Jun. 30, 2023
Loss per Share [Abstract]
Loss per Share
13.	Loss per Share:

The calculation of net loss per common share is summarized below:

	June 30, 2023	From January 20, 2022 to June 30, 2022

Net loss	$(7,914)	$-
Less: Dividends to non-vested participating securities	(77)	-
Net loss attributable to common shareholders, basic & diluted	$(7,991)	$-

Weighted average common shares outstanding, basic & diluted	8,030,666	500

Net loss per share attributable to common shareholders, basic & diluted	$(0.99)	$-

The Company calculates basic loss per share in conformity with the two-class method required for companies with participating securities. The calculation of basic loss per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed. Net loss attributable to common shareholders for the six-month period ended June 30, 2023 is adjusted by the amount of dividends on non-vested participating securities. Undistributed losses were not allocated to non-vested participating securities because they do not have a contractual obligation to share in losses. The Company calculated diluted loss per share in conformity with the two-class method required for companies with participating securities since the two-class method was more dilutive. For the six-month period ended June 30, 2023, securities that could potentially dilute basic earnings per share in the future that were not included in the computation of diluted earnings per share, because to do so would have anti-dilutive effect, are any incremental shares resulting from the outstanding warrants calculated with the treasury stock method.